“POSITIONED
FOR
GROWTH”

June 30, 2006

Rafael Arrillaga-Torréns

President & Chief Executive Officer

Yadira Mercado Piñeiro

EVP & Chief Financial Officer

Forward Looking Statements

This presentation may contain forward-looking statements including comments with respect to our objectives, strategies, and the results of our operations and business. These statements involve numerous assumptions, uncertainties and opportunities, both general and specific.  Risk exists that these statements may not be fulfilled.  We caution readers of this presentation not to place undue reliance on the forward-looking statements, as a number of factors could cause future company results to differ materially from these statements.
Forward-looking statements may be influenced in particular by factors such as: fluctuations in interest rates and stock indexes;
effects of competition in the areas in which we operate; changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors and others that may have not been included in this list, as well as other uncertaint ies and events.

EUBK 2

Stock Profile – as of July 24, 2006

Nasdaq Symbol                                                      EUBK

Recent Price                                   $9.06

Market Cap                  $174.9 million

Shares Outstanding                              19.1 million

50 Days Avg. Daily Volume                          69,337

EUBK 3

Headquarters:                                        San Juan, Puerto Rico

Total Assets:                                            $2.444 billion

Gross Loans & Leases:                  $1.671 billion

Branches:                                                   23

Deposits:                                                    $1.743 billion

Equity:                                                              $160.0 million

Company Overview

Commercial Banking

Leasing

Mortgage

Trust & Wealth Management

EBS International Bank (IBE)

Automobile

Property & Casualty

Guaranteed Auto Protection

EuroBancshares, Inc.

Eurobank

EuroSeguros

EBS Overseas (IBE)

EUBK 4

EUBK 5

*Joined Eurobank in 1979 as a director, became Chairman in 1993, and CEO in 1994.

Average experience:  28 years

Experienced Executive Leadership

Executive

Title

Experience

Joined Eurobank

Rafael Arrillaga

-

Torr

é

ns, Jr.*

Chairman, President and CEO

30

1979

Yadira R. Mercado

EVP, CFO and Corporate

Secretary

25

1991

Jorge E. Sep

ú

lveda

-

Estrada

SVP and Treasurer

3

1

1993

Luis J. Berríos López

EVP, Ch

ief Lending Officer

3

5

2006

Félix León

EVP, Operations

41

2004

Luis S. Suau Hernández

SVP, San Juan

-

Metropolitan

Area

3

1

1997

Fausto Pe

ñ

a Villegas

SVP, Northern Region

30

2001

Roberto Carreras Sosa

SVP, Eastern Region

2

9

2002

Jaime A. Borges Bonilla

S

VP,

Sou

t

h

ern Region

20

2006

Brenda Medina Alameda

SVP,

We

stern Region

14

2003

Jaime Noble Fern

á

ndez

SVP, EuroLease

3

2

1999

Jos

e del Rio Jimenez

SVP, Mortgage

18

2005

Establish Bank as Premier
Middle-Market Bank in Puerto
Rico

Focus on Niche Market to
Maintain Strong Earnings Growth
and Profitability

Maintain Strong Asset Quality

Expand Branch Franchise
through Novo Opportunities

Consider Strategic, Accretive
Acquisitions

Utilize Under-Leveraged IBE, as
Interest Rate Environment
Improves

Bayamón Branch

Corporate Strategy

EUBK 6

Atlantic Ocean
Isabela
Arecibo
Aguadilla
Quebradillas
Barceloneta
Vega Baja
Manatí
Vega Alta
Levittown
Cataño
San Juan
Bayamón
Guaynabo
Carolina
Río Grande
Luquillo
Fajardo
Trujillo Alto
Corcega
San Sebastian
Utuado
Mayagüez
Castaner
Orocovis
Caguas
Juncos
Humacao
Hormigueros
Cabo Rojo
San Germán
Yauco
Juana Diaz
Ponce
Coamo
Cayey
Guayama
Santa Isabel
Ensenada
Vieques
Caribbean Sea
EuroBank Branch
Proposed New Branch Site

➢

➢

➢

June 30, 2006

Branch Distribution Network

Currently operate a network of 23 branches

Plan to open 4 additional branches by 2007

Intend to have a branch located within a convenient drive of approximately 80% of the population of Puerto Rico

EUBK 7

Puerto Rico Market Opportunities

Economy Highly Correlated with Mainland U.S.
Economy

Diversified Economy

Strong pharmaceutical, electronics manufacturing
center, government services, and health care
services

Strong real estate market – 5% to 8% historical real
estate appreciation per annum

Dynamic consumer market

Important tax advantages

No federal income tax paid by Puerto Rico residents

Puerto Rico corporations considered foreign for
federal tax purposes

Low effective tax rate on portfolio investment
income

Estimated 40% of population is unbanked

Larger non-local banks provide opportunity to take
market share

Favorable environment for financial institutions
in Puerto Rico

Low tax rates help fuel growth

Full deductibility of IRAs creates strong market for
products

10% dividend tax rate facilitates raising capital

Population of 3.9 million, persistent housing
shortage of 100,000 units

Complex estate planning regulations requires local
financial planning expertise

Efficient and Competitive commercial banking
sector

US regulated banking sector

$200 billion of assets in financial institutions in
2005 (up to 7.4% over 2004), 14 FDIC Insured Banks
and Trust Companies represent $96.8 billion in
total assets as of 12/31/05

Stable asset quality in banking sector-average of
0.69% Net Losses/Avg. Loans & Leases for
domestic commercial banks from 2001 to 2005

EUBK 8

3,000
2,500
2,000
1,500
1,000
500
0
608
1,035
1,321
2,103
2,391
2,368
2,444
2001
2002
2003
2004
2005
1Q-2006
2Q-2006

June 30, 2006

Total Assets

CAGR:  36.23%

In million

EUBK 9

1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
459
768
899
1,388
1,577
1,623
1,671
2001
2002
2003
2004
2005
1Q-2006
2Q-2006

June 30, 2006

Total Gross Loans and Leases

In million

CAGR:  33.26%

EUBK 10

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
486
843
985
1,409
1,734
1,721
1,743
2001
2002
2003
2004
2005
1Q-06
2Q-06

June 30, 2006

Total Deposits

CAGR:  32.82%

In million

EUBK 11

180
160
140
120
100
80
60
40
20
0
47.8
57.3
65.1
158.3
165.0
164.3
160.0
2001
2002
2003
2004
2005
1Q-2006
2Q-2006

June 30, 2006

Total Capital

In million

EUBK 12

$1,200
$1,000
$800
$600
$400
$200
$0
$276
$435
$525
$786
$967
$1,007
$1,058
2001
2002
2003
2004
2005
1Q-06
2Q-06
Commercial & Construction Loans

June 30, 2006

Premier Commercial Banking

CAGR: 34.80%

In million

EUBK 13

$1,200
$1,000
$800
$600
$400
$200
$0
$706
$753
$831
$842
$884
$917
$967
2004
1Q-2005
2Q-2005
3Q-2005
2005
1Q-2006
2Q-2006

EUROBANK

June 30, 2006

Commercial Loans

Humacao Branch

In million

CAGR: 23.33%

EUBK 14

$600
$500
$400
$300
$200
$100
$0
$141
$260
$321
$459
$488
$486
474
2001
2002
2003
2004
2005
1Q-2006
2Q-2006
End of period balance

June 30, 2006

Leading Leasing Business

Short to medium term
fixed rate product
offsets the variable
rate of commercial
portfolio

If a residual value
exists, the lessee is
responsible

Lessee is deemed title
holder (no third party
liability)

Strategy

Up to 72 months

No residual value on
72 month leases

Lease
Terms

Open-ended

97% automobile
leases

Lease
Type

In million

CAGR:  30.92%

EUBK 15

Mortgage Business

Mortgage Portfolio, $62.0 million

Strategy:

Non-wholesale

Sell majority of originations to other
financial institutions

Mortgage Type:

Fixed rate; maximum 30 years

FNMA, VA, FHA, Freddie Mac

Conforming, non-conforming

Target Market:

Homes financed by construction lending
department

Retail customers; commercial customers

Hatillo Branch

EUBK 16

Trust & Wealth Management

Established in 2002

Strategy and Focus:

Offer retirement benefits

Offer trust and wealth
management services

Fee structure based on AUM

Assets under management:
$185.8 million as of 6/30/06

EuroFinancial:

Joint venture with
Consultative Securities, Inc.

Established to service
customers’ investment
needs

EUBK 17

Track Record of Growth

’01 – Jun ‘06 CAGR

36.23%

Total assets

30.79%

Total equity

36.02%

Net interest income

33.26%

Total gross loans &
leases

32.82%

Total deposits

14.11%

Diluted EPS – before
extraordinary item

29.91%

Net income – before
extraordinary gain

25.63%

Non-interest income –
service charge & other
fees

’01 – Dec ‘05 CAGR

Ponce Branch

EUBK 18

2Q 06 vs. 1Q 06 Highlights

159,964

1,742,859

1,671,191

2,444,308

10,526

2,012

$39,815

2Q ’06

21.51%

$37,783

Total interest income

-9.32%

2,060

Other non-interest income – service
charges & other fees

-19.28%

11,059

Total non-interest expense

-10.67%

164,346

Stockholders’ equity

1,720,811

1,623,402

2,367,837

1Q ’06

11.78%

Loans and leases (Net of Unearned)

12.92%

Total assets

5.13%

Deposits

Annualized
Change

($ in thousands)

EUBK 19

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPLs / Total Loans
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
NCOs / Avg. Loans
2.23%
2.87%
2.98%
2.92%
2.57%
2.25%
2.27%
2.30%
2.27%
2.43%
0.24%
0.52%
0.48%
0.69%
0.66%
1.09%
0.99%
0.91%
0.79%
0.76%
2001
2002
2003
2004
1Q-05
2Q-05
3Q-05
4Q-05
1Q-06
2Q-06
NCOs / Avg. Loans
NPLs / Total loans

June 30, 2006

Credit Quality

NPLs and NCOs Ratios

BankTrust
Acquisition
(5/3/04)

Banco
Financiero
Acquisition
(12/15/02)

EUBK 20

Diluted Earnings Per Share
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.42
$0.69
$1.04
$0.23
$0.25
$0.23
$0.07
$0.78
$0.15
$0.16
2002*
2003
2004**
1Q-05
2Q-05
3Q-05
4Q-05
2005
1Q-06
2Q-06

June 30, 2006

Diluted Earnings Per Share

* It does not include $1.1 million extraordinary gain from Banco Financiero

** It does not include $4.4 million extraordinary gain from BT

EUBK 21

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.57%
3.15%
3.29%
3.37%
3.42%
3.14%
3.23%
3.29%
3.14%
3.01%
2002
2003
2004
1Q-2005
2Q-2005
3Q-2005
4Q-2005
2005
1Q-2006
2Q-2006

June 30, 2006

Net Interest Margin – on a fully taxable equivalent basis

EUBK 22

10
9
8
7
6
5
4
3
2
1
0
8.056
1.974
2.403
2.325
2.367
9.069
2.060
2.012
2004
1Q-2005
2Q-2005
3Q-2005
4Q-2005
2005
1Q-2006
2Q-2006

June 30, 2006

Non-interest income – service charge and other fees

In million

EUBK 23

7
6
5
4
3
2
1
0
2.3
4.5
5.4
6.1
4.8
5.3
4.8
1.7
3.3
3.3
1Q-2004
2Q-2004
3Q-2004
4Q-2004
1Q-2005
2Q-2005
3Q-2005
4Q-2005
1Q-2006
2Q-2006

June 30, 2006

Net Income

In million

EUBK 24

Track Record

* It includes a $4.4 million extraordinary gain from BT.

** It includes a $1.1 million extraordinary gain from Banco Financiero.

*** Fully taxable equivalent.

EUBK 25

Performance Ratios

2Q-2006

1Q-2006

2005

4Q-2005

3Q-2005

2Q-2005

1Q-2005

2004*

2003

2002**

2001

Return on average common

stockholder' equity

8.69%

8.41%

10.70%

4.27%

12.12%

13.80%

12.79%

22.50%

16.50%

13.56%

14.34%

Return on average assets

0.54

0.55

0.74

0.29

0.82

0.98

0.91

1.28

0.87

0.92

1.10

Net interest margin ***

3.01

3.14

3.29

3.23

3.14

3.42

3.37

3.29

3.15

3.57

4.32

Efficiency Ratio***

52.44

54.51

47.84

50.64

46.33

45.52

49.39

44.44

51.48

56.33

54.69

Track Record - continued

EUBK 26

Capital Ratios

2Q-2006

1Q-2006

4Q-2005

3Q-2005

2Q-2005

1Q-2005

2004

2003

2002

2001

Leverage ratio

9.14%

9.36%

9.35%

9.44%

9.99%

9.99%

9.91%

6.76%

7.93%

8.27%

Tier 1 risk-based capital

11.89

12.43

12.45

12.69

12.45

12.74

12.73

8.30

8.63

9.57

Total risk-based capital

12.90

13.48

13.49

13.58

13.84

13.84

13.94

11.60

12.79

15.26

Tangible common equity to

tangible assets

6.17

6.95

6.91

7.06

7.42

7.54

7.54

4.93

5.54

7.87

Assets Quality Ratios

2Q-2006

1Q-2006

4Q-2005

3Q-2005

2Q-2005

1Q-2005

2004

2003

2002

2001

Non performing assets to total

assets

2.20%

1.97%

1.91%

1.88%

1.93%

2.18%

2.23%

2.51%

2.87%

2.18%

Non performing loans to total

loans and leases

2.43

2.27

2.30

2.27

2.25

2.57

2.92

2.98

2.87

2.23

Allowance for loan and lease

losses to nonperforming loans

45.95

50.04

50.16

44.08

46.56

48.56

46.97

35.07

31.35

44.18

Allowance for loan and lease

losses to total loans

1.12

1.13

1.15

1.00

1.05

1.25

1.37

1.04

0.90

0.98

Net charge-off to average loans

0.76

0.79

0.91

0.99

1.09

0.66

0.69

0.48

0.52

0.24

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.10%
0.77%
0.87%
1.03%
0.91%
0.98%
0.82%
0.29%
0.74%
0.55%
0.54%
2001
2002
2003
2004
1Q-05
2Q-05
3Q-05
4Q-05
2005
1Q-06
2Q-06

June 30, 2006

ROAA*

*Before extraordinary gain

EUBK 27

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.34%
11.45%
16.50%
18.67%
12.79%
13.80%
12.12%
4.27%
10.70%
8.41%
8.69%
2001
2002
2003
2004
1Q-05
2Q-05
3Q-05
4Q-05
2005
1Q-06
2Q-06

June 30, 2006

*Before extraordinary gain

ROAE*

EUBK 28

70%
60%
50%
40%
30%
20%
10%
0%
54.69%
56.33%
51.48%
44.44%
49.39%
45.52%
46.33%
50.64%
47.84%
54.51%
52.44%
2001
2002
2003
2004
1Q-05
2Q-05
3Q-05
4Q-05
2005
1Q-06
2Q-06

June 30, 2006

Efficiency Ratio

EUBK 29

Investment Considerations

Pure play commercial bank

Conservative experienced
management

Strong credit fundamentals

Strong organic growth

B&T successfully
integrated

Positioned for further
growth

Hatillo Branch

EUBK 30